Exhibit 99.1

Contact:	Dennis Story	Cameron Smith
	Chief Financial Officer	Director, Corporate Communications
	Manhattan Associates, Inc.	Manhattan Associates, Inc.
	770-955-7070	678-597-6841
	dstory@manh.com	camsmith@manh.com

Manhattan Associates Reports Record Second Quarter 2015 Performance

Company raises full-year revenue and EPS guidance

ATLANTA – July 21, 2015 – Leading Supply Chain Commerce Solutions provider Manhattan Associates, Inc. (NASDAQ: MANH) today reported record non-GAAP adjusted diluted earnings per share for the second quarter ended June 30, 2015 of $0.37 compared to $0.29 in Q2 2014, on license revenue of $19.8 million and record total revenue of $139.1 million. GAAP diluted earnings per share for Q2 2015 was a record $0.35 compared to $0.27 in Q2 2014.

“We are very pleased with our financial performance in Q2 and the first half of 2015. We continue to execute well serving our customers and investing in commerce enablement from supply chain to point of sale,” said Eddie Capel, Manhattan Associates president and CEO. “Demand for our omni-channel, store and distribution management solutions is strong as we continue to lead with product innovation to enhance our market leadership position throughout 2015 and beyond.”

SECOND QUARTER 2015 FINANCIAL SUMMARY:

•	Adjusted diluted earnings per share, a non-GAAP measure, was $0.37 in Q2 2015, compared to $0.29 in Q2 2014.
•	GAAP diluted earnings per share was $0.35 in Q2 2015, compared to $0.27 in Q2 2014.
•	Consolidated total revenue was $139.1 million in Q2 2015, compared to $122.5 million in Q2 2014. License revenue was $19.8 million in Q2 2015, compared to $18.0 million in Q2 2014.

•	Adjusted operating income, a non-GAAP measure, was $44.1 million in Q2 2015, compared to $34.9 million in Q2 2014.
•	GAAP operating income was $41.4 million in Q2 2015, compared to $32.5 million in Q2 2014.
•	Cash flow from operations was $27.5 million in Q2 2015, compared to $1.9 million in Q2 2014. Days Sales Outstanding was 54 days at June 30, 2015, compared to 56 days at March 31, 2015.
•	Cash and investments was $108.4 million at June 30, 2015, compared to $107.2 million at March 31, 2015.
•

During the three months ended June 30, 2015, the Company repurchased 458,397 shares of Manhattan Associates common stock under the share repurchase program authorized by the Board of Directors, for a total investment of $25.2 million. In July 2015, the Board of Directors approved raising the Company's share repurchase authority to an aggregate of $50.0 million of the Company’s outstanding common stock.

SIX MONTH 2015 FINANCIAL SUMMARY:

•	Adjusted diluted earnings per share, a non-GAAP measure, was $0.71 for the six months ended June 30, 2015, compared to $0.55 for the six months ended June 30, 2014.
•	GAAP diluted earnings per share for the six months ended June 30, 2015 was $0.66, compared to $0.51 for the six months ended June 30, 2014.
•

Consolidated revenue for the six months ended June 30, 2015 was $272.6 million, compared to $236.1 million for the six months ended June 30, 2014. License revenue was $39.1 million for the six months ended June 30, 2015, compared to $35.1 million for the six months ended June 30, 2014.

•	Adjusted operating income, a non-GAAP measure, was $84.2 million for the six months ended June 30, 2015, compared to $67.2 million for the six months ended June 30, 2014.
•	GAAP operating income was $78.2 million for the six months ended June 30, 2015, compared to $62.6 million for the six months ended June 30, 2014.
•	Cash flow from operations was $42.7 million in the six months ended June 30, 2015, compared to $21.0 million in the six months ended June 30, 2014.
•

During the six months ended June 30, 2015, the Company repurchased 982,060 shares of Manhattan Associates common stock under the share repurchase program authorized by the Board of Directors, for a total investment of $51.5 million.

SALES ACHIEVEMENTS:

•	Recognized license revenue on four contracts of $1.0 million or more during Q2 2015.
•

Completed software license wins with new customers such as: Banaja Holdings, Costa Del Mar, Gold City Footwear, Grupo Exito, Hy-Vee, IEH (Auto Parts Plus), M&D Wholesale Distributors, M Block and Sons, Order Nordic, PT Lion Super Indo, Stew Leonard’s Holdings, Tarsus Technology Group, Thirty One Gifts.

•

Expanded relationships with existing customers such as: Amplifier, Arcadia Group, Avery Dennison, Belk, Best Buy, Cdiscount, Cheney Brothers, Eileen Fisher, Exel, Five Below, Forever Direct, Groupe Dynamite, Guthy-Renker, Kane Warehousing, L Brands, Legacy Supply Chain Services, Maggy London International, Northern Safety, PVH Corp, Rite Aid, SamsonOpt, Schneider Electric, Speed Global Services, STD Petrovich, Thomas Cook Airlines, Toys “R” Us, Wolverine Worldwide.

2015 GUIDANCE

Manhattan Associates provides the following updated revenue and diluted earnings per share guidance for the full year 2015:

Manhattan Associates currently intends to publish, in each quarterly earnings release, certain expectations with respect to future financial performance. Those statements, including the guidance provided above, are forward looking. Actual results may differ materially, especially in the current uncertain economic environment. Those statements, including the guidance provided above, do not reflect the potential impact of mergers, acquisitions or other business combinations that may be completed after the date of the release.

Manhattan Associates will make its earnings release and published expectations available on its website (www.manh.com). Beginning the close of business on September 15, 2015, Manhattan Associates will observe a “Quiet Period” during which Manhattan Associates and its representatives will not comment concerning previously published financial expectations. Prior to the start of the Quiet Period, the public can continue to rely on the expectations published in this 2015 Guidance section as being Manhattan Associates’ current expectation on matters covered, unless Manhattan Associates publishes a notice stating otherwise. During the Quiet Period, previously published expectations should be considered historical only, speaking only as of or prior to the Quiet Period, and Manhattan Associates disclaims any obligation to update any previously published financial expectations during the Quiet Period. The Quiet Period will extend until publication of Manhattan Associates’ next quarterly earnings release, currently scheduled for the third full week of October 2015.

CONFERENCE CALL

The Company’s conference call regarding its second quarter financial results will be held today, July 21, 2015, at 4:30 p.m. Eastern Daylight Time. Investors are invited to listen to a live webcast of the conference call through the investor relations section of Manhattan Associates' website at www.manh.com. To listen to the live webcast, please go to the website at least 15 minutes before the call to download and install any necessary audio software.

For those who cannot listen to the live broadcast, a replay can be accessed shortly after the call by dialing +1.855.859.2056 in the U.S. and Canada, or +1.404.537.3406 outside the U.S., and entering the conference identification number 69706218 or via the web www.manh.com. The phone replay will be available for two weeks after the call, and the Internet webcast will be available until Manhattan Associates’ third quarter 2015 earnings release.

GAAP VERSUS NON-GAAP PRESENTATION

The Company provides adjusted operating income, adjusted net income and adjusted diluted earnings per share in this press release as additional information regarding the Company’s operating results. These measures are not in accordance with – or an alternative to – GAAP, and may be different from non-GAAP operating income, non-GAAP net income and non-GAAP earnings per share measures used by other companies. The Company believes that the presentation of these non-GAAP financial measures facilitates investors’ ability to understand and compare the Company’s results and guidance, because the measures provide important supplemental information in evaluating the operating results of its business, as distinct from results that include items that are not indicative of ongoing operating results, and because the Company’s competitors and peers typically publish similar non-GAAP measures. This release should be read in conjunction with the Company’s Form 8-K earnings release filing for the quarter and six months ended June 30, 2015.

Non-GAAP adjusted operating income, adjusted net income and adjusted diluted earnings per share exclude the impact of equity-based compensation and acquisition-related costs and the amortization thereof – all net of income tax effects. Reconciliations of the Company’s GAAP financial measures to non-GAAP adjustments are included in the supplemental information attached to this release.

ABOUT MANHATTAN ASSOCIATES

Manhattan Associates makes commerce-ready supply chains that bring all points of commerce together so you’re ready to sell and ready to execute. Across the store, through your network or from your fulfillment center, we design, build and deliver market-leading solutions that support both top-line growth and bottom-line profitability. By converging front-end sales with back-end supply chain execution, our software, platform technology and unmatched experience help our customers get commerce ready—and ready to reap the rewards of the omni-channel marketplace. For more information, please visit www.manh.com.

This press release contains “forward-looking statements” relating to Manhattan Associates, Inc.  Forward-looking statements in this press release include the information set forth under “2015 Guidance.” Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements. Among the important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are: uncertainty about the global economy, delays in product development, competitive pressures, software errors, information security breaches and the additional risk factors set forth in Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2014. Manhattan Associates undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes in future operating results.

###

MANHATTAN ASSOCIATES, INC. AND SUBSIDIARIES

Condensed Consolidated Statements of Income

(in thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014
	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Revenue:
Software license	$19,758	$17,989	$39,072	$35,096
Services	107,344	93,519	208,547	180,432
Hardware and other	12,007	11,022	25,013	20,565
Total revenue	139,109	122,530	272,632	236,093
Costs and expenses:
Cost of license	2,137	1,848	5,043	3,461
Cost of services	46,464	41,457	91,248	79,917
Cost of hardware and other	10,163	9,265	20,710	16,744
Research and development	13,257	11,867	26,813	23,670
Sales and marketing	11,889	12,848	23,736	24,868
General and administrative	11,927	11,256	23,165	21,905
Depreciation and amortization	1,898	1,489	3,679	2,977
Total costs and expenses	97,735	90,030	194,394	173,542
Operating income	41,374	32,500	78,238	62,551
Other income, net	359	312	621	79
Income before income taxes	41,733	32,812	78,859	62,630
Income tax provision	15,729	12,218	29,651	23,324
Net income	$26,004	$20,594	$49,208	$39,306

Basic earnings per share	$0.35	$0.27	$0.67	$0.52
Diluted earnings per share	$0.35	$0.27	$0.66	$0.51

Weighted average number of shares:
Basic	73,618	75,274	73,797	75,544
Diluted	74,126	76,037	74,366	76,415

MANHATTAN ASSOCIATES, INC. AND SUBSIDIARIES

Reconciliation of Selected GAAP to Non-GAAP Measures

(in thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014

Operating income	$41,374	$32,500	$78,238	$62,551
Equity-based compensation (a)	2,661	2,396	5,739	4,670
Purchase amortization (b)	106	-	212	1
Adjusted operating income (Non-GAAP)	$44,141	$34,896	$84,189	$67,222

Income tax provision	$15,729	$12,218	$29,651	$23,324
Equity-based compensation (a)	1,004	889	2,158	1,733
Purchase amortization (b)	40	-	80	-
Adjusted income tax provision (Non-GAAP)	$16,773	$13,107	$31,889	$25,057

Net income	$26,004	$20,594	$49,208	$39,306
Equity-based compensation (a)	1,657	1,507	3,581	2,937
Purchase amortization (b)	66	-	132	1
Adjusted net income (Non-GAAP)	$27,727	$22,101	$52,921	$42,244

Diluted EPS	$0.35	$0.27	$0.66	$0.51
Equity-based compensation (a)	0.02	0.02	0.05	0.04
Purchase amortization (b)	-	-	-	-
Adjusted diluted EPS (Non-GAAP)	$0.37	$0.29	$0.71	$0.55

Fully diluted shares	74,126	76,037	74,366	76,415

(a)

Adjusted results exclude all equity-based compensation, to facilitate comparison with our competitors and peers and for the other reasons explained in our Current Report on Form 8-K filed with the SEC on the date hereof. Equity-based compensation is included in the following GAAP operating expense lines for the three and six months ended June 30, 2015 and 2014:

	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014

Cost of services	$729	$477	$1,520	$847
Research and development	464	342	928	759
Sales and marketing	489	395	880	705
General and administrative	979	1,182	2,411	2,359
Total equity-based compensation	$2,661	$2,396	$5,739	$4,670

(b)

Adjustments represent purchased intangibles amortization from prior acquisition. Such amortization is excluded from adjusted results to facilitate comparison with our competitors and peers, to facilitate comparisons of the results of our core operations from period to period and for the other reasons explained in our Current Report on Form 8-K filed with the SEC on the date hereof.

MANHATTAN ASSOCIATES, INC. AND SUBSIDIARIES

Condensed Consolidated Balance Sheets

(in thousands, except share and per share data)

	June 30, 2015	December 31, 2014
	(unaudited)
ASSETS
Current Assets:
Cash and cash equivalents	$100,156	$115,708
Short-term investments	8,243	8,730
Accounts receivable, net of allowance of $8,222 and $4,164, respectively	82,937	86,828
Deferred income taxes	9,882	9,900
Prepaid expenses and other current assets	9,451	8,695
Total current assets	210,669	229,861

Property and equipment, net	19,569	17,265
Goodwill, net	62,235	62,250
Deferred income taxes	270	270
Other assets	7,559	8,524
Total assets	$300,302	$318,170

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Accounts payable	$9,357	$12,483
Accrued compensation and benefits	21,717	30,889
Accrued and other liabilities	11,840	12,501
Deferred revenue	57,400	58,968
Income taxes payable	2,542	7,974
Total current liabilities	102,856	122,815

Other non-current liabilities	13,550	13,332

Shareholders' equity:
Preferred stock, no par value; 20,000,000 shares authorized, no shares issued or outstanding in 2015 and 2014	-	-
Common stock, $0.01 par value; 200,000,000 shares authorized; 73,423,899 and 74,104,064 shares issued and outstanding at June 30, 2015 and December 31, 2014, respectively	734	741
Retained earnings	193,312	191,305
Accumulated other comprehensive loss	(10,150)	(10,023)
Total shareholders' equity	183,896	182,023
Total liabilities and shareholders' equity	$300,302	$318,170

MANHATTAN ASSOCIATES, INC. AND SUBSIDIARIES

Condensed Consolidated Statements of Cash Flows

(in thousands)

	Six Months Ended June 30,
	2015	2014
	(unaudited)	(unaudited)
Operating activities:
Net income	$49,208	$39,306
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	3,679	2,977
Equity-based compensation	5,739	4,670
Gain on disposal of equipment	(38)	(15)
Tax benefit of stock awards exercised/vested	7,848	6,954
Excess tax benefits from equity-based compensation	(7,825)	(6,916)
Deferred income taxes	1,216	879
Unrealized foreign currency loss (gain)	117	(174)
Changes in operating assets and liabilities:
Accounts receivable, net	3,002	(15,320)
Other assets	(97)	(4,305)
Accounts payable, accrued and other liabilities	(13,296)	(4,148)
Income taxes	(5,428)	(8,786)
Deferred revenue	(1,437)	5,910
Net cash provided by operating activities	42,688	21,032

Investing activities:
Purchase of property and equipment	(5,769)	(3,580)
Net decrease (increase) in short-term investments	447	(1,441)
Net cash used in investing activities	(5,322)	(5,021)

Financing activities:
Purchase of common stock	(61,330)	(58,305)
Proceeds from issuance of common stock from options exercised	535	829
Excess tax benefits from equity-based compensation	7,825	6,916
Net cash used in financing activities	(52,970)	(50,560)

Foreign currency impact on cash	52	1,295

Net change in cash and cash equivalents	(15,552)	(33,254)
Cash and cash equivalents at beginning of period	115,708	124,375
Cash and cash equivalents at end of period	$100,156	$91,121

MANHATTAN ASSOCIATES, INC.

SUPPLEMENTAL INFORMATION

1.	GAAP and Adjusted earnings per share by quarter are as follows:

	2014					2015
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	YTD
GAAP Diluted EPS	$0.24	$0.27	$0.30	$0.27	$1.08	$0.31	$0.35	$0.66
Adjustments to GAAP:
Equity-based compensation	0.02	0.02	0.02	0.02	0.08	0.03	0.02	0.05
Purchase amortization	-	-	-	-	-	-	-	-
Adjusted Diluted EPS	$0.26	$0.29	$0.32	$0.30	$1.16	$0.34	$0.37	$0.71
Fully Diluted Shares	76,795	76,037	75,466	75,034	75,841	74,607	74,126	74,366
2.	Revenues and operating income by reportable segment are as follows (in thousands):

	2014					2015
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	YTD
Revenue:
Americas	$91,355	$98,633	$103,419	$108,557	$401,964	$109,959	$117,154	$227,113
EMEA	15,679	15,911	14,253	15,012	60,855	18,305	17,175	35,480
APAC	6,529	7,986	7,936	6,834	29,285	5,259	4,780	10,039
	$113,563	$122,530	$125,608	$130,403	$492,104	$133,523	$139,109	$272,632

GAAP Operating Income:
Americas	$24,133	$25,127	$28,750	$23,926	$101,936	$30,182	$36,214	$66,396
EMEA	4,058	4,239	3,617	3,399	15,313	5,522	4,516	10,038
APAC	1,860	3,134	3,134	1,747	9,875	1,160	644	1,804
	$30,051	$32,500	$35,501	$29,072	$127,124	$36,864	$41,374	$78,238

Adjustments (pre-tax):
Americas:
Equity-based compensation	$2,274	$2,396	$2,297	$2,704	$9,671	$3,078	$2,661	$5,739
Purchase amortization	1	-	58	106	165	106	106	212
	$2,275	$2,396	$2,355	$2,810	$9,836	$3,184	$2,767	$5,951

Adjusted non-GAAP Operating Income:
Americas	$26,408	$27,523	$31,105	$26,736	$111,772	$33,366	$38,981	$72,347
EMEA	4,058	4,239	3,617	3,399	15,313	5,522	4,516	10,038
APAC	1,860	3,134	3,134	1,747	9,875	1,160	644	1,804
	$32,326	$34,896	$37,856	$31,882	$136,960	$40,048	$44,141	$84,189

3.	Our services revenue consists of fees generated from professional services and customer support and software enhancements related to our software products as follows (in thousands):

	2014					2015
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	YTD
Professional services	$59,422	$65,702	$69,398	$65,536	$260,058	$72,659	$76,548	$149,207
Customer support and software enhancements	27,491	27,817	29,120	31,537	115,965	28,544	30,796	59,340
Total services revenue	$86,913	$93,519	$98,518	$97,073	$376,023	$101,203	$107,344	$208,547
4.	Hardware and other revenue includes the following items (in thousands):

	2014					2015
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	YTD
Hardware revenue	$5,946	$6,114	$4,707	$8,856	$25,623	$7,730	$7,080	$14,810
Billed travel	3,597	4,908	5,438	4,932	18,875	5,276	4,927	10,203
Total hardware and other revenue	$9,543	$11,022	$10,145	$13,788	$44,498	$13,006	$12,007	$25,013
5.	Impact of Currency Fluctuation

The following table reflects the increases (decreases) in the results of operations for each period attributable to the change in foreign currency exchange rates from the prior period as well as foreign currency gains (losses) included in other income, net for each period (in thousands):

	2014					2015
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	YTD
Revenue	$202	$696	$479	$(1,397)	$(20)	$(3,426)	$(3,599)	$(7,025)
Costs and expenses	(713)	73	522	(1,097)	(1,215)	(2,546)	(3,201)	(5,747)
Operating income	915	623	(43)	(300)	1,195	(880)	(398)	(1,278)
Foreign currency (losses) gains in other income	(516)	12	(415)	491	(428)	(86)	(4)	(90)
	$399	$635	$(458)	$191	$767	$(966)	$(402)	$(1,368)

Manhattan Associates has a large research and development center in Bangalore, India.  The following table reflects the increases (decreases) in the financial results for each period attributable to changes in the Indian Rupee exchange rate (in thousands):

	2014					2015
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	YTD
Operating income	$898	$505	$(171)	$24	$1,256	$72	$468	$540
Foreign currency (losses) gains in other income	(141)	(129)	191	342	263	45	182	227
Total impact of changes in the Indian Rupee	$757	$376	$20	$366	$1,519	$117	$650	$767

6.	Other (loss) income includes the following components (in thousands):

	2014					2015
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	YTD
Interest income	$267	$302	$349	$350	$1,268	$324	$335	$659
Foreign currency (losses) gains	(516)	12	(415)	491	(428)	(86)	(4)	(90)
Other non-operating (expense) income	16	(2)	11	9	34	24	28	52
Total other (loss) income	$(233)	$312	$(55)	$850	$874	$262	$359	$621
7.	Total equity-based compensation is as follows (in thousands except per share amounts):

	2014					2015
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	YTD
Total equity-based compensation - restricted stock	$2,274	$2,396	$2,297	$2,704	$9,671	$3,078	$2,661	$5,739
Income tax provision	844	889	852	990	3,575	1,154	1,004	2,158
Net income	$1,430	$1,507	$1,445	$1,714	$6,096	$1,924	$1,657	$3,581
Diluted earnings per share - restricted stock	$0.02	$0.02	$0.02	$0.02	$0.08	$0.03	$0.02	$0.05
8.	Capital expenditures are as follows (in thousands):

	2014					2015
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	YTD
Capital expenditures	$1,156	$2,424	$3,096	$2,739	$9,415	$3,098	$2,671	$5,769
9.	Stock Repurchase Activity (in thousands):

	2014					2015
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	YTD
Shares purchased under publicly-announced buy-back program	695	782	504	639	2,620	524	458	982
Shares withheld for taxes due upon vesting of restricted stock	235	1	10	3	249	212	2	214
Total shares purchased	930	783	514	642	2,869	736	460	1,196
Total cash paid for shares purchased under publicly-announced buy-back program	$25,459	$25,090	$15,112	$25,422	$91,083	$26,306	$25,214	$51,520
Total cash paid for shares withheld for taxes due upon vesting of restricted stock	7,720	36	289	76	8,121	9,727	83	9,810
Total cash paid for shares repurchased	$33,179	$25,126	$15,401	$25,498	$99,204	$36,033	$25,297	$61,330